INVESTOR PRESENTATION August 2019 – based on second quarter, June 30, 2019 financial data Investor Contact: TrinityInvestorRelations@trin.net Website: www.trin.net

Investor Presentation – August 2019 I. Trinity Industries, Inc. Overview and Key Investment Considerations 4 II. Railcar Market Overview 11 III. Trinity’s Integrated Rail Platform 16 – Railcar Leasing and Management Services Group 20 – Rail Products Group 25 IV. Financial Discussion and Strategic Objectives  30 V. Appendix 37 2

Forward Looking Statements Some statements in this presentation, which are not historical facts, are “forward‐looking statements” as defined by the Private Securities  Litigation Reform Act of 1995. Forward‐looking statements include statements about Trinity's estimates, expectations, beliefs, intentions or  strategies for the future, and the assumptions underlying these forward‐looking statements, including, but not limited to, future financial and  operating performance, future opportunities and any other statements regarding events or developments that Trinity believes or anticipates will  or may occur in the future. Trinity uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,”  “will,” “should,” “guidance,” “projected,” “outlook,” and similar expressions to identify these forward‐looking statements. Forward‐looking  statements speak only as of the date of this presentation, and Trinity expressly disclaims any obligation or undertaking to disseminate any  updates or revisions to any forward‐looking statement contained herein to reflect any change in Trinity’s expectations with regard thereto or any  change in events, conditions or circumstances on which any such statement is based, except as required by federal securities laws. Forward‐ looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present  expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors  affecting Trinity’s operations, markets, products, services and prices, and such forward‐looking statements are not guarantees of future  performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward‐ looking statements, see “Risk Factors” and “Forward‐Looking Statements” in Trinity’s Annual Report on Form 10‐K for the most recent fiscal  year, as may be revised and updated by Trinity’s Quarterly Reports on Form 10‐Q, and Trinity’s Current Reports on Form 8‐K. 3

Trinity Industries, Inc. Overview • Trinity Industries, Inc. owns market‐leading businesses  that provide railcar products and services in North  America marketed under the trade name TrinityRail® • The Company services its customers through a unique  integrated rail platform that combines premier railcar  leasing and management services and a flexible rail  manufacturing footprint to provide a single source for  comprehensive rail transportation solutions  • Trinity reports its financial operations through three  business segments: – Railcar Leasing and Management Services Group – Rail Products Group External Revenue by Business Group(2) – All Other Group • In November 2018, the Company completed a spin‐off  of its infrastructure‐related businesses effected  through a tax‐free dividend to Trinity shareholders • Total Revenue and EBITDA* for LTM June 2019 was  approximately $2.7 billion and $642 million respectively  – Market Cap as of 6/30/19: $2.7 Billion – Enterprise Value as of 6/30/19: $7.2 Billion (4) – Current Shares Outstanding: ~ 128 million(1) (in $mms) (3) * See appendix for footnotes and reconciliation of non‐GAAP measures 4

Key Investment Considerations: a Value, Growth, and Capital Return Story Railcars are an attractive long‐term investment in a tax‐advantaged asset class that transport  goods and commodities in a sustainable, environmentally‐friendly way  Trinity’s integrated platform comprises leading market positions that offer distinct  opportunities for growth and generates significant cash flow Heightened focus on driving return on equity performance and aspires to mid‐double digits  returns over the railcar cycle Disciplined capital allocation approach for deploying a flexible and underlevered balance  sheet Strong corporate cultural expectation for premier performance and experienced  management team aligned with shareholder interests  5

Trinity’s Integrated Rail Platform: A Collaboration of Businesses Focused on a Strategic Purpose The TrinityRail platform includes a broad portfolio of railcar products and services  across a wide landscape of end markets  enabling customized solutions to fulfill  each customer’s unique needs TrinityRail’s integrated platform of       businesses work together to deliver   innovative solutions that optimize the  life‐cycle ownership and usage of  railcar equipment 6

A Legacy of Evolutionary Growth and Focus on the Future A proven history of market leadership: A strong focus on market transformation: 1930’s‐ Trinity’s earliest legacy company was founded ‐ Optimize the ownership and usage of railcars to make rail  transportation more economically attractive and compelling 1960’s‐ Enters railcar manufacturing industry ‐ Identify product design features and technology applications that  enhance the productivity of railcars within their rail supply chain 1970’s‐ Enters railcar equipment leasing business ‐ Leverage data analytics and digital tools to enhance the customer  experience 1980’s‐ Establishes a leading railcar manufacturing platform and  enters railcar repair business ‐ Pursue new value propositions from innovative service solutions  that generate premium recurring revenue sources 1990’s ‐ Enters railcar management services business ‐ Scale the lease fleet across the owned and managed platform in a  disciplined, capital‐efficient manner 2000’s‐ Launches Railcar Investment Vehicle (RIV) platform for  discrete institutional investment in railcar assets ‐ Expand railcar maintenance services business to offer industry‐ leading turn times for maintenance and compliance events 2010’s‐ Establishes market leadership position in railcar leasing ‐ Invest in advanced manufacturing technologies to enhance the  2018 ‐ Tax‐free spin‐off to concentrate focus on railcar  flexibility of the manufacturing platform businesses See appendix for footnotes 7

Trinity’s Rail Platform is Built to Deliver Shareholder Value . The combined strength and cash flow generation  Strong Free Cash Flow* Generation before Leasing CapEx capability of the integrated rail platform enables Trinity  to meaningfully invest in high‐return growth  Pre‐Spin Current Year Future Goal opportunities AND return substantial capital to  shareholders . The integrated rail platform generates predictable  ~$750M+  cash flows from long‐term leases and captures upside  FCF demand in the rail cycle to maximize shareholder  value (in $mms) . The synergies from TrinityRail’s integrated platform  Potential Range create financial, operational, and strategic advantages: Stable Growth and Potential for Maximum Profitability  Stable and predictable recurring revenues  Significant free cash flow generation  Cost‐advantaged railcar equipment sourcing  37%  Tax‐advantaged lease fleet investment enhances economic  growth profit and offsets manufacturing taxable income  Valuable sales channel to originate low‐risk organic growth  Actionable rail market intelligence  Increased customer touchpoints that generate new  products and services (in $mms) 8 * See appendix for reconciliation of non‐GAAP measures

Strategic Objectives to Improve Returns and Unlock Shareholder Value 3 Yr 2019 Long‐Term  Pre‐Spin  (P)  ROE* Target ROE*(1) ROE* ROE* Target 11 ‐ 13% 6.3% 9.5% Average Mid Teens Financial Levers to Generate  Operational Levers to Drive  Improvement in Returns in the  Greater Returns and Growth over  Near Term the Longer Term • Reduce Trinity’s cost of capital through a more  • Align corporate overhead to go‐forward Trinity  optimized balance sheet business needs • Opportunistically deploy capital on high‐return  • Expand operating margins through advanced  accretive business investments to improve  manufacturing and cost saving initiatives return on equity • Grow our maintenance services business to  • Disciplined investment in the lease fleet utilizing  improve service levels and reduce fleet  a tax‐ and capital‐efficient approach maintenance costs • Disciplined capital allocation framework with  • Innovate value‐add service solutions that  meaningful and steady return of capital to  generate additional recurring revenue sources  shareholders *See appendix for footnotes and reconciliation of non‐GAAP measures 9

Improving Company Outlook for FY 2019 (as of 7/25/19) 2018 Results 2019 Guidance YoY Δ Expected Total EPS: $0.70 per share ~ $1.15 ‐ $1.35 ~ +79% at midpoint Corporate expenses: $149mm ~ $105 ‐ $115mm ~ ‐26% at midpoint Total Company Leasing & Management Revenues: $729mm ~ $760 ‐ $775mm ~ +5% at midpoint Leasing & Management OP: $292mm ~ $320 ‐ $330mm ~ +11% at midpoint Leasing Group Rail Products Revenue: $2.3B ~ $3.0 – $3.2B ~ +32% at midpoint Rail Products Operating Margin: 7.3% ~ 9.0 – 9.5% ~ +200 basis points at  midpoint Rail Products  Group Positive Impact to EPS | Negative impact to EPS Any forward‐looking statements made by the Company speak only as of the date on which they are made. Except as required by federal securities law, the Company is under no obligation to, and  expressly disclaims any obligation to, update or alter its forward‐looking statements, whether as a result of new information, subsequent events or otherwise.  See appendix for footnotes 10

Railcar Market Overview  11

Railcars are an Attractive Long‐term Investment in an  Undervalued Asset Class Stable and predictable  Tax‐advantaged  Serves as a natural  cash flows asset class 50 year hard asset  interestwith  inflationrate hedge  protection • Stable, predictable cash flows through  • Superior risk‐adjusted returns; tax‐ • Rising interest rate environments  long‐term leases with historically high  advantaged return of capital have  historically led to higher lease  utilization throughout rail cycles • Traditional 7 year MACRS  rates • Essential‐use assets that are vital to  depreciation schedule compared to  • Rent yields have historically shown  lessee’s operations and revenue  35 year straight‐line book  correlation with interest rates,  generation depreciation to a 10% residual value Producer Price Index (PPI) and  • Low credit defaults and prioritized  • Low volatility for residuals industrial production  asset class in event of bankruptcy  • 100% immediate deduction for  • Strong incentives for incumbent  capital equipment under the 2017 lessee renewal Tax Act A green way to fuel the  50 year hard asset with  Direct correlation to  North American  inflation protection GDP fundamentals  supply chain • Railcars have economic useful lives of  • Rail transportation and its  • Railroads produce 75% less greenhouse  35‐50 years  infrastructure are critical components  gas emissions than trucking.  • Long‐lived, essential‐use, servicing‐ of the supply chain that is core to U.S.  • Railroads move 1/3 of all U.S. exports  intensive equipment, with positive  industrial production and domestic intercity freight volume,  yield relationship to inflation • Railcar loading volumes directly  but only account for 0.6% of total  • Low risk of technological  correlate to overall GDP  greenhouse emissions. obsolescence fundamentals and encapsulate the  • At the end of their useful lives, railcars  • Active secondary market provides  dynamics of specific railcar  are generally sold for scrap support for strong asset valuations submarkets, each with different  • A railcar can be fully recycled through  demand drivers scrap and salvage See appendix for source info 12

Rail Transportation is an Integral Component of the North  American Industrial Supply Chain U.S. Freight Ton Miles  Connecting the Consumer  by Mode(1) to the Global Market Pipeline 19% 1.7 mm 3,500 Air Railcars in North  commodities3 America2 < 1% Truck 47% Water 35% 6.2 trillion  80% 8% of railroad revenue is  of U.S. grain  total ton miles driven by  exported to Mexico  international trade4 moves by rail5 85% 84% of auto assembly in  of Canadian propane  6 7 Rail Mexico moves by rail exports move by rail 25% See appendix for footnotes 13

The Railcar Industry Spans Five Commercial End Markets Energy Refined Products  Construction  Consumer  & Chemicals Agriculture & Metals Products • Natural Gas Liquids • Coal • Refined Products • Grains • Construction  • Autos • Biofuels • Plastics • Grain Mill Products Materials • Paper • Frac Sand • Petro‐chemicals • Distillers Dried  • Aggregates • Intermodal • U.S. Crude • Chlor Alkali Grains/Feed • Steel/Iron • Canadian Crude • Sulfur Products • Fertilizers 29% of  12% of  21% of  16% of       22%  of  North American North American  North American  North American  North American  railcar loadings railcar loadings railcar loadings railcar loadings railcar loadings ~80 distinct  ~1,100 distinct  ~680 distinct  ~600 distinct  ~940 distinct  commodities commodities commodities commodities commodities See appendix for source info 14

The Ownership Landscape for Railcars is Changing  Ownership of Railcars Built has Trended Favorably to Lessors . The number of railcars in the North American railcar fleet  has grown less than 6.5% since 2001 (CAGR of 0.3%) and  totals 1.7 million railcars at the end of 2018 . Railcar ownership has shifted towards leasing companies  as Class 1 Railroads place the onus on industrial shippers  to source their own railcars . Trinity is uniquely positioned to provide railcars for sale  or lease to industrial shippers and other equipment  providers through the integrated rail platform Lease Fleet Growth Accelerated in Early 2000’s . Trinity’s rail platform creates a commercial channel that  enables low‐risk organic growth for the lease fleet and  has resulted in a CAGR of 14% of the owned and  managed lease fleet since 2002 . Trinity’s ready access to the capital markets, strong  balance sheet, and RIV platform support our strong  capability to originate new leases and acquire assets in  the secondary market to continue growing the lease fleet See appendix for source info 15

Trinity’s Integrated Rail Platform 16

Trinity’s Integrated Rail Platform Delivers Value to Stakeholders The TrinityRail® integrated platform is strategically “Built to Deliver,” leveraging our deep  rail industry knowledge from our broad market view point to differentiate the value  proposition to all of our stakeholders 17

Trinity’s Integrated Rail Platform Meets Customer Demand              with a Broad Product Portfolio TrinityRail offers: • The broadest array of railcar types for every commodity – over 100 different models • Quality, craftsmanship, and superior product service support  • Custom design configurations covering all potential end market opportunities • The option to purchase or lease railcars TANK CARS COVERED HOPPERS AUTORACKS FLAT & INTERMODAL GONDOLAS OPEN HOPPERS BOX CARS 18

Trinity’s Integrated Rail Platform Delivers to the Needs of  Each Customer Channel Shippers Railroads Leasing Rail  Investors (RIVs)   %   1 Bringing investment  Fleet   17% 31% 52% scale to our market  approach N.A. Ownership          Products Products Products Used Products   Leasing Leasing Leasing Leasing Customer   Channels Services Services Services by Services Services Pension funds Customers Insurance companies   Key See appendix for source info 19

Trinity’s Integrated Rail Platform:   Railcar Leasing and Management Services Group 20

Solid Financial Performance with Multiple Sources of Revenue . Leading provider of comprehensive railcar leasing  Leasing & Management Revenues and Profit (Excludes Car Sales)(1) and management services   Leasing and Management Revenue has grown 24% since  2013  Future committed lease revenue totals $2.6 billion as of  Q2 2019 . Owned and partially‐owned portfolio of leased  railcars includes 102,140 railcars at June 30, 2019  with a net book value of approximately $7.3 Billion  The backlog value of leased railcars at June 30, 2019 was  (in $mms) (2) approximately $974 million, representing approximately  7,300 railcars to be added to the fleet in the near term  Trinity’s owned, partially‐owned, and managed portfolio  Recurring Source of Income from Secondary Markets (in $millions) of leased railcars includes 124,650 railcars at quarter end 2013 2014 2015 2016 2017 2018 Proceeds Car Sales > 1Yr $    131.6 $     265.8 $     514.6 $       37.7 $     360.7 $     230.5 . Leased railcars historically retain their asset value as  Revenue Car Sales < 1YR         58.5       486.3       404.9       126.1         99.6       113.9 reflected in strong valuations in the secondary  Total Proceeds from Car Sales $    190.1 $     752.1 $     919.5 $     163.8 $     460.3 $     344.4 markets  Profit Car Sales > 1Yr $      20.4 $       92.3 $     166.1 $       13.5 $       83.5 $       50.4  Trinity completed $344 million of leased railcar sales to  Profit Car Sales < 1YR           9.1        136.1       109.0         34.1         19.7         21.5 our RIV partners and in the secondary market during  Total Profit from Car Sales $     29.5 $    228.4 $    275.1 $      47.6 $    103.2 $      71.9 2018 and expects approximately $350 million during  2019 See appendix for footnotes 21

Premier Portfolio Management and Asset Placement . Trinity’s portfolio management team manages risk  Strong Portfolio Management of Lease Fleet Assets exposure by commodity, end‐market, railcar type,  customer concentration and credit profile . The commercial team’s track record for renewal success  of scheduled expirations and assignment of available  railcars leads to strong levels of utilization for the leased  Years railcar portfolio . Trinity’s average remaining lease term for the portfolio of  leased railcars has averaged 3.4 years since 2010 – renewing the leased railcar portfolio approximately every  7 years Balances Commercial Risk Exposure with Quality Customers  In line with the lease term, approximately 15% of the  railcars in the portfolio (or ~ 1/7th) are scheduled for  Largest customer  Top 20 customers account  renewal each year represents 5% of total lease  for 38% of lease revenue  2019 scheduled expirations: ~ 12,900 railcars (~ 13%) revenue Avg relationship tenure of  . Through the integrated rail platform, Trinity Industries  Avg 10 year write‐ off  Top 10 customers is 23 Leasing Company (TILC) commercially serves over 700  history < 0.2% customers years  22

Diversified Portfolio of Assets Across End Markets and Railcar Designs Trinity maintains a well‐balanced portfolio diversified across end markets and railcar  designs to minimize risk and exposure concentrations throughout the railcar cycle Commercial End Markets / Commodities Construction &  Consumer Refined Products &    Car Type Agriculture Energy Total Metals  Products Chemicals   Open Hopper/Gondolas Aggregates, Steel and Metals Coal 12% Cement, Construction    Small Covered Hopper (< 5K cu/ft) Fertilizer Frac Sand Materials, Steel and Metals 12% DDG and Feeds, Grain Mill    Large Covered Hopper (> 5K cu/ft) Products, Grains, Food and  Lumber (Wood Chips) Other Chemical (Soda Ash) 14% Other Ag, Fertilizer Types     Specialty Covered Hopper Grain Mill Products Aggregates, Cement Coal (Fly Ash) Plastics 8% Freight Car = 55% Lumber, Steel and Metals,    Other Freight Food Autos, Paper, Intermodal Other Chemicals Cement 9% Category   NGL, Chlor Alkali, Petro‐   Pressure Tank Cars Fertilizer chemical, Other Chemicals 9% Sulfur Products, Chlor Alkali,    Gen. Service Tank Cars (< 20K gal) Grain Mill Products Aggregates (Clay Slurry) 4% Railcar Other Chemicals   Refined Products, Petro‐   Gen. Service Tank Cars (20K‐25K gal) Fertilizer, Food, Animal Feed chemicals, Other Chemicals 5% Major Refined Products, Petro‐   Gen. Service Tank Cars (25K‐30K gal) Grain Mill Products, Food Crude Oil, Biofuels chemicals, Other Chemicals 10% Refined Products,  Tank Car = 45%   Gen. Service Tank Cars (> 30K gal) Crude Oil, Biofuels Petrochemicals, Other  12% Chemicals, NGLs Chlor Alkali, Other Chemicals,    Specialty Tank Cars Fertilizer Sulfur Products 5% Total 22% 8% 8% 31% 31% ~ 900 Different Commodities ~ 270 Different Railcar Designs 23

Strong Economic Profit and Healthy Cash on Cash Returns  from a Young Lease Portfolio . Trinity’s railcar leasing business generates stable and  Growing Economic Profit* from Lease Operations (in $millions) predictable cash flows from long‐term leases  2013 2014 2015 2016 2017 2018 Leasing & Mgmt Revenue $  586.9 $   632.0 $   699.9 $   700.9 $   743.6 $   728.9 Leasing & Mgmt Profit      267.3       287.9       331.1       312.5       341.3       291.8 . Economic profit is a key measure of the business       OP Margin 45.5% 45.6% 47.3% 44.6% 45.9% 40.0% cash flows and takes into consideration operational  (Less): Interest Expense    (157.3)     (153.3)     (138.8)     (125.2)     (125.8)     (142.3) cash flows (including  leasing rental revenues,  Profit Before Tax  (Ex. Railcar Sales) $  110.0 $   134.6 $   192.3 $   187.3 $   215.5 $   149.5 maintenance and repair, property taxes and       PBT Margin 18.7% 21.3% 27.5% 26.7% 29.0% 20.5% insurance) and interest expense (Add): Depreciation      129.0       130.0       142.3       156.2       172.3       196.6 Economic Profit  (Ex. Railcar Sales) $  239.0 $   264.6 $   334.6 $   343.5 $   387.8 $   346.1 . A primary benefit of Trinity’s integrated rail platform  Young Lease Fleet is Yielding Solid Cash on Cash Returns* is that the Company invests in leased railcars at cost,  which is reflected in the net book value of property,  plant, and equipment in the Consolidated Balance  Sheet . Using a cash‐on‐cash return metric highlights the  return profile of a young and growing railcar lease  fleet  . The average age of the Trinity lease fleet is 9.3 years  (in $mms) as of June 30, 2019 compared to the industry railcar  average of approximately 20 years * See appendix for reconciliation of non‐GAAP measures 24

Trinity’s Integrated Rail Platform: Rail Products Group 25

Elevating our Financial Performance through the Railcar Cycle . Leading manufacturer of railcars in North America with  Rail Products Revenues and Profit Cycle is Inflecting Positive(1) the broadest product offering and a focus on advanced  engineering designs . Flexible manufacturing footprint with emphasis on  streamlined manufacturing efficiencies and centralized  sourcing to enhance cost savings . High variable cost business due to material input costs;  pricing and operating leverage enhanced by capacity  availability and specialized, commodity‐specific designs,  and long production runs of similar railcar types in high  (in $mms) demand (2) . Trinity delivered 19,035 railcars representing 36% of  Healthy Backlogs Enable Strong Production Visibility (units) industry shipments during LTM June 2019; Trinity  received orders for 20,875 railcars representing 32% of  the industry total during the same time period . Trinity’s $2.9 billion order backlog of 23,170 railcars  accounts for 33% of industry backlog as of June 2019 and  includes a broad mix of railcar types across many  industrial sectors (2) See appendix for footnotes 26

Building Premier Products and Services Innovative  Durability and  Superior Performing Designs Reliability Products Innovative  Durability &  Superior  • Innovative railcar designs  • Lower life‐cycle  Performing  that optimizeDesigns  and  Reliability • Maximize the in‐service time  maintenance costs for the  enhance a railcar’s  of a customer’sProducts railcar  railcar owner performance for a  • Cycle loading/unloading   customer • 35‐50 year assets require  efficiencies sound engineering • Attention to loading and  unloading features Investing in product development that continues to differentiate our product portfolio  for customers and drive operational performance 27

Flexibility in Manufacturing is Key to Our Operations Trinity has invested significantly in its manufacturing footprint, establishing a strong manufacturing  platform and ability to respond to changes in market demand Flexibility Trinity's manufacturing flexibility across railcar  products –both tank cars and freight railcars – and maintenance services enhances our ability  to opportunistically respond to changes in  market demand Cost‐Effective Trinity’s manufacturing scale,  vertical integration, and presence  in the Southern U.S. and Mexico  provide cost effective benefits  across our integrated rail  platform 28

Growing Maintenance Services to Benefit Leasing Operations and  Enhance the Flexibility of the Manufacturing Platform Trinity plans to grow its Maintenance Services business in key geographic areas with high railcar  traffic to support the lease fleet’s growing need for more maintenance capacity Leasing Requires More Maintenance Capacity Future Tank Car Fleet Compliance Schedule (units) 29

Financial Discussion & Strategic Objectives 30

Trinity’s Business Segments Trinity Industries, Inc.  (LTM June 2019 Financials) Total Revenues: $2.7B Operating Profit: $364M Income from Continuing Operations: $125M EBITDA*: $642M Railcar Leasing and  Intersegment  Management Services  Rail Products Group All Other Group Eliminations Revenue:          $932M $2,508M $367M ($1,125)M Operating  Profit: $379M $191M $30M ($110)M ▪ Railcar leasing services ▪ Tank and freight railcars ▪ Highway Products ▪ Intersegment Eliminations,  primarily from the sale of  ▪ Asset management ▪ Maintenance services ▪ Trinity Logistics Group railcars from the Rail  ▪ Railcar investment vehicle  ▪ Railcar parts and heads Products Group to the  (RIV) sales Railcar  Leasing and  Management Services Group  for new railcar equipment  supported by a firm  customer contract for the  lease * See appendix for reconciliation of non‐GAAP measures 31

Improving Company Outlook for FY 2019 (as of 7/25/19) 2018 Results 2019 Guidance YoY Δ Expected Total EPS: $0.70 per diluted share ~ $1.15 ‐ $1.35 ~ +79% at midpoint Corporate expenses: $149mm ~ $105 ‐ $115mm ~ ‐26% at midpoint Interest Expense, net: $167mm ~ $220 ‐ $230mm ~ +35% at midpoint Tax rate: 28% ~ 26.5% ~ ‐150 basis points Total Company Manufacturing & Corporate CapEx: $37mm ~ $120 ‐ $140mm ~ +251% at midpoint Leasing & Management Revenues: $729mm ~ $760 ‐ $775mm ~ +5% at midpoint Leasing & Management OP: $292mm ~ $320 ‐ $330mm ~ +11% at midpoint Total proceeds from sales of leased railcars: $344mm ~ $350 ‐ $510mm(1) ~ +25% at midpoint Net investment in lease fleet: $948mm ~ $0.9 – $1.1B ~ +5% at midpoint Leasing Group Rail Products Revenue: $2.3B ~ $3.0 – $3.2B ~ +32% at midpoint Rail Products Operating Margin: 7.3% ~ 9.0 – 9.5% ~ +200 basis points at midpoint Railcar deliveries: 20,105 ~ 23,000 – 24,500 ~ +18% at midpoint Revenue elimination from sales to Leasing Group: $990mm ~ $1.5B ~ +52% Profit elimination from sales to Leasing Group: $95mm ~ $175mm ~ +84% Rail Products  Group Operating Profit:  $36mm ~ $15 ‐ $20mm ~ ‐51% at midpoint All Other Group Positive Impact to EPS | Negative impact to EPS Any forward‐looking statements made by the Company speak only as of the date on which they are made. Except as required by federal securities law, the Company is under no obligation to, and  expressly disclaims any obligation to, update or alter its forward‐looking statements, whether as a result of new information, subsequent events or otherwise.  See appendix for footnotes 32

Balance Sheet Positioned for Deployment of Capital Trinity’s balance sheet positions the Company for opportunistic deployment of  capital with an under‐levered leasing company and strong liquidity Wholly‐Owned Partially‐ Total Company Lease Fleet Owned Fleet NBV, PP&E + All Cash  NBV, PP&E + All Cash  $5,636 mm $1,831 mm $7,086 mm Sources* Sources* Total Debt* $2,919 mm $1,299 mm Total Debt* $4,616 mm Loan to Value 53% 72% (Total Debt/NBV PP&E) Approximate Leasing  Stockholders  $2,717 mm $532 mm $2,530 mm Book Equity (excl Deferred Profit) Equity* Shares Outstanding(1) 128 mm Unencumbered Railcars  Total Liquidity (Cash, $1,285 mm Corporate Revolver, Railcar  $756 mm Available for Financing Warehouse) *Selected Balance Sheet Items as of 06/30/19 See appendix for footnotes 33

Financial and Operational Priorities for Improving Returns Optimize the capital structure while growing the business through disciplined investment to  drive growth and enhance returns for shareholders Target high‐return capital  Invest in value‐creating  investments that position  business opportunities  the manufacturing footprint  that grow the lease fleet  to meet strong demand  Optimize corporate  Operational opportunities, and scale  the  costs to align with  Levers and build out our service  rail maintenance business  offerings for leasing  and expand geographically  Trinity’s go‐forward  customers to lower maintenance costs business model Optimize the capital  Lower overall cost of  Regularly and  Financial  structure through added  capital through prudent  meaningfully return  Levers leverage on the Leasing  balance sheet  cash to shareholders  company balance sheet management and  through a consistent  enhanced returns on  dividend and additional  investments share repurchases 34

Strong Progress on Near Term Strategic Financial Priorities Target Progress/Current State Scale lease fleet with  $0.9 ‐ $1.1 Billion in Net Lease  Lease fleet growth  disciplined growth Fleet Investment (2019(P)(1)) Invest in the manufacturing footprint to  Announced plans to greenfield  ~ 50 % of Lease fleet  enhance delivery capabilities and  facility in Iowa to serve  maintenance requirements  maintenance needs of lease  geographic presence of the  handled internally maintenance business fleet Optimize the balance sheet through  Dec 2017: 25% LTV 60 – 65% LTV Dec 2018: 47% LTV added leverage to the Leasing  (On Wholly‐owned Lease Fleet) Dec 2019(P) (1): ~ 57‐59%  Company LTV Completed $350mm ASR Methodical & Opportunistic Announced new $350mm repurchase  Return capital to shareholders program Raised dividend 31%  Maintain competitive  S&P: BBB‐ / Negative Balance the risk/reward between credit  cost of debt through  Moody’s: Ba2 / Stable ratings and leverage ratios investment grade ratings or  Fitch: BB / Stable structured financings Rail ABS 2019: A (S&P & Kroll) See appendix for footnotes 35

Commitment to Environmental, Social, & Governance Practices Environmental Commitment Social Responsibility Operating our business in a way that minimizes impact   Attracting and retaining a diverse and empowered workforce on natural resources and the environment • Railcars are a green way to fuel the North American • Fostering a workplace that is inclusive and supply chain. U.S. freight railroads can move one collaborative ton of freight 479 miles per gallon of fuel, producing far less greenhouse gas emissions than other modes • Hiring and retaining the best talent and promoting of commercial transport opportunities for professional development • Operate our businesses in a way that minimizes • Improving the wellbeing of our employees and other impact on natural resources and the environment stakeholders • Responsibly support customers’ products at each • Contributing to the communities in which we operate stage of the product lifecycle Governance Excellence Risk Management Promoting the long‐term interests of stakeholders,  Strong track record of operational excellence and safety strengthening accountability and inspiring trust • Goal of zero injuries and incidents • Independent Chairman (split CEO/Chairman roles), and diverse and independent Board • Actively engage stakeholders in environmental, health, and safety (EHS) initiatives and continually • Incentive compensation programs aligned with improve EHS processes, practices, and performance shareholder interests and Board members • Internally developed and proprietary Safety and • Senior‐level committee tasked with overseeing Environmental Certification Process parallels several ESG improvement and initiatives of the ISO standards. See appendix for source info 36

Appendix 37

Lease Accounting Financial Overview: Income Statement to Balance Sheet Transaction Flow 1 In 2018, $990mm of new railcar assets and  maintenance services were sold from the Rail  Products Group to the Leasing Group. This  Revenues Operating  revenue was eliminated within the Income  2018 Income Statement Items External Intersegment Total Profit (Loss) Statement, and the value of the capitalized  Rail Products Group $    1,356.4 $         990.3 $     2,346.7 $         172.1 equipment and services delivered included  Eliminations ‐ Lease Subsidiary $      (990.0) $       (990.0) $         (95.1) within this total was added to the Leasing      Total External Sales (Rail Products Group) $    1,356.4 $             0.3 $     1,356.7 $           77.0 Group’s balance sheet at the original  purchase value (“market transfer price”).  2 1 2 As a result of these intercompany  Wholly‐ Partially‐ Manu‐ transactions, the capitalizable portion of the  Owned  Owned  facturing/ $95.1mm of Deferred Profit was added to the Selected 2018 Balance Sheet Info Subsidiaries Subsidiaries Corporate Total Balance Sheet to reflect Trinity’s original cost  Property, Plant & Equipment, Net $    4,976.5 $     1,814.7 $         370.9 $     7,162.1 basis in these transactions. Cash & Cash Equivalents/Restricted Cash 140.9 36.6 173.3 350.8     Net Deferred Profit on Railcars  3 The change in the value of PP&E from 2017      Sold to the Leasing Group (827.7) to 2018 reflects the capitalized value of new  3 railcars and modifications and additional   4 secondary market purchases added to the  Wholly‐ Partially‐ Manu‐ wholly‐owned fleet, less the annual  Owned  Owned  facturing/ depreciation expense and the net book value  Selected 2017 Balance Sheet Info Subsidiaries Subsidiaries Corporate Total of railcars sold from the lease fleet. Property, Plant & Equipment, Net $    4,140.0 $     1,822.7 $         395.8 $     6,358.5 The change in Deferred Profit from 2017 to  Cash & Cash Equivalents/Restricted Cash 135.5 62.9 1,094.9 1,293.3 4     Net Deferred Profit on Railcars  2018 reflects the current year’s profit on      Sold to the Leasing Group (800.7) capitalized equipment and services less the  annual amortization of deferred profit  (recognized within the Leasing Group’s  Income Statement) and the recognition of  the remaining accumulated deferred profit  balance of railcars sold from the fleet during  2018. 38

Rail Products Group Quarterly Revenue and Operating Profit As Previously Reported vs. Recast Post‐Spin (Unaudited) Rail Products Group Q1‐2017 Q2‐2017 Q3‐2017 Q4‐2017 Q1‐2018 Q2‐2018 Q3‐2018 Q4‐2018  ‐ Recast post‐spin Revenue $    469.0 $     455.8 $     481.2 $     638.0 $     588.1 $     566.2 $     497.6 $     694.8 Operating Profit          50.1           29.8           43.0           73.4           51.5           48.5           28.0           44.1 Operating Profit Margin % 10.7% 6.5% 8.9% 11.5% 8.8% 8.6% 5.6% 6.3% Rail Group  Q1‐2017 Q2‐2017 Q3‐2017 Q4‐2017 Q1‐2018 Q2‐2018 Q3‐2018 Q4‐2018 ‐ Previously reported Revenue $    478.3 $     465.9 $     492.4 $     647.2 $     598.5 $     575.2 $     506.8 ‐ Operating Profit          50.5           36.7           50.5           78.4           58.9           57.7           32.9 ‐ Operating Profit Margin % 10.6% 7.9% 10.3% 12.1% 9.8% 10.0% 6.5% ‐ 39

EBITDA Reconciliation Last 12 Months ‐ June 30, 2019 Income from Continuing Operations $                         125.3 Interest Expense                            198.9 Provision for income taxes                              47.4 Depreciation and Amortization Expense                            270.3 EBITDA $                         641.9 EBITDA is defined as net income from continuing operations plus interest expense, income taxes, and depreciation and amortization. EBITDA is a non‐GAAP financial measure; however, the amounts included in the EBITDA calculation are derived from amounts included in our GAAP financial statements. This information is provided to assist investors in making meaningful comparisons of our operating performance between periods. We believe EBITDA is a useful measure for analyzing the performance of our business. We also believe that EBITDA is commonly reported and widely used by investors and other interested parties as a measure of a company’s operating performance and debt servicing ability because it assists in comparing performance on a consistent basis without regard to capital structure, depreciation or amortization (which can vary significantly depending on many factors). EBITDA should not be considered as an alternative to net income as an indicator of our operating performance, or as an alternative to operating cash flows as a measure of liquidity. The EBITDA measure presented in this presentation may not be comparable to similarly titled measures by other companies due to differences in the components of the calculation. 40

Free Cash Flow Reconciliation Free Cash Flow Calculation 2016 2017 2018 Net Cash Provided by Operating Activities, Continuing Operations837.5$        $        610.1 $       274.2 Add: Proceeds from railcar lease fleet sales owned more than        one year at the time of sale             37.7            360.7          230.5 Net Cash Provided by Operating Activities, Adjusted$         875.2 $        970.8 $       504.7       Total Manufacturing CapEx            (49.5)            (22.0)           (37.3) Dividends Paid            (66.7)            (72.6)           (77.4) Free Cash Flow (before Leasing CapEx)$         759.0 $        876.2 $       390.0 Free Cash Flow is a non‐GAAP financial measure and is defined as Net Cash Provided by Operating Activities from Continuing Operations as computed in accordance with GAAP, plus cash proceeds from sales of leased railcars, less cash payments for manufacturing capital expenditures and dividends. We believe Free Cash Flow is useful to both management and investors as it provides a relevant measure of liquidity and a useful basis for assessing our ability to fund our operations and repay our debt. Free Cash Flow is reconciled to Net Cash Provided by Operating Activities from Continuing Operations, the most directly comparable GAAP financial measure, in the table above. No quantitative reconciliation has been provided for the forward‐looking Free Cash Flow targets presented on slide 8 because of the inherent difficulty in forecasting and quantifying the amounts necessary under GAAP. Non‐GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. 41

Economic Profit Reconciliation Economic Profit ‐ Leasing 2014 2015 2016 2017 2018 Profit from Operations$      287.9 $     331.1 $     312.5 $     341.3 $      291.8 (Less): Interest Expense       (153.3)        (138.8)        (125.2)        (125.8)        (142.3) Profit Before Tax (from Operations)$      134.6 $     192.3 $     187.3 $     215.5 $      149.5 (Add): Depreciation        130.0        142.3        156.2        172.3        196.6 Economic Profit (from Operations)$      264.6 $     334.6 $     343.5 $     387.8 $      346.1 Economic Profit ‐ Rail Products 2014 2015 2016 2017 2018 Rail Products Segment Profit        724.1        931.6        449.4        196.3        172.1 (Less): Corporate Interest Expense         (40.1)          (55.9)          (51.4)          (47.8)          (25.1) (Less): Leasing Eliminations       (133.1)        (259.6)        (180.7)          (96.5)          (95.1) Profit Before Tax $      550.9 $     616.1 $     217.3 $        52.0 $        51.9   (Add): Depreciation           26.5            34.5            38.3            35.1            30.3 Economic Profit$      577.4 $     650.6 $     255.6 $        87.1 $        82.2 Economic Profit is a non‐GAAP financial measure derived from amounts included in our GAAP financial statements. For the Leasing Group, Economic Profit is defined as Leasing & Management Operating Profit as computed in accordance with GAAP, adjusted to deduct interest expense and add back depreciation expense. For the Rail Products Group, Economic Profit is defined as Rail Products Group Segment Operating Profit, adjusted to deduct corporate interest expense, to add back depreciation expense, and to eliminate the operating profit related to sales to the Leasing Group. These non‐GAAP measures are reconciled to segment Operating Profit, the most directly comparable GAAP financial measure, in the table above. Management believes that Economic Profit is useful to both management and investors in their analysis as it is a key measure of our businesses’ cash flows and takes into consideration operational cash flows and interest expense. Non‐GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. 42

Pre‐Tax ROE Reconciliation FY 2017 FY 2018 LTM 2019 Numerator: Income from continuing operations before income taxes $       195.4 $        151.6 $        172.7 Net income attributable to non‐controlling interest           (11.1)               (3.8)               (6.7)    Adjusted Profit Before Tax $       184.3 $        147.8 $        166.0 Denominator: Stockholders' Equity $    4,858.0 $     2,562.0 $     2,529.6 Non‐controlling interest         (356.9)          (351.2)          (350.8) Accumulated other comprehensive loss           104.8            116.8            127.4    Adjusted Stockholders' Equity $    4,605.9 $     2,327.6 $     2,306.2 Average Stockholders' Equity $    2,338.0 $     2,316.9 Pre‐tax Return on Equity 6.3% 7.2% Pre‐tax Return on Equity (“Pre‐Tax ROE”) is a non‐GAAP measure that is derived from amounts included in our GAAP financial statements. We define Pre‐Tax ROE as a ratio for which (i) the numerator is calculated as income from continuing operations before income taxes, adjusted to exclude the net income or loss attributable to non‐controlling interest and (ii) the denominator is calculated as average stockholders’ equity (which excludes noncontrolling interest), adjusted to exclude accumulated other comprehensive income or loss. In the table above, the numerator and denominator of our Pre‐Tax ROE calculation are reconciled to income from continuing operations before income taxes and stockholders’ equity, respectively, which are the most directly comparable GAAP financial measures. No quantitative reconciliation to a GAAP measure is provided for the Pre‐tax ROE targets presented on slide 9 because of the inherent difficulty in forecasting and quantifying the amounts necessary under GAAP. Management believes that Pre‐Tax ROE is a useful measure to both management and investors as it provides an indication of the economic return on the Company’s investments over time, and considers the Company’s expected tax position in the near‐term. Non‐ GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. 43

Lease Operations Cash on Cash Return Reconciliation 2012 2013 2014 2015 2016 2017 2018 LTM 2019 Revenue from Leasing Operations $     528.5 $         586.9 $        632.0 $        699.9 $        700.9 $        743.6 $        728.9 $        746.6 Profit from Operations        242.6             267.3           287.9           331.1           312.5           341.3           291.8           299.7      OP Margin 45.9% 45.5% 45.6% 47.3% 44.6% 45.9% 40.0% 40.1% (Less): Interest Expense       (174.3)           (157.3)          (153.3)          (138.8)          (125.2)          (125.8)          (142.3)          (174.9) Profit Before Tax (from Operations) $       68.3 $         110.0 $        134.6 $        192.3 $        187.3 $        215.5 $        149.5 $        124.8      PBT Margin 12.9% 18.7% 21.3% 27.5% 26.7% 29.0% 20.5% 16.7% (Add): Depreciation        120.5             129.0           130.0           142.3           156.2           172.3           196.6           216.7 Economic Profit (from Operations) $     188.8 $         239.0 $        264.6 $        334.6 $        343.5 $        387.8 $        346.1 $        341.5 Cash on Cash Return Calculation 2012 2013 2014 2015 2016 2017 2018 LTM 2019 Economic ("Cash") Profit (from Lease Operations) $     188.8 $         239.0 $        264.6 $        334.6 $        343.5 $        387.8 $        346.1 $        341.5 Net Leasing PP&E $ 4,205.9 $      4,649.7 $    4,599.1 $    5,064.9 $    5,803.2 $     5,962.7 $     6,791.2 $     7,350.7 Restricted Cash $     223.2 $         260.7 $        234.7 $        195.8 $        178.1 $        195.1 $        171.5 $        113.6 Deferred Income Balance $     446.2 $         549.7 $        557.2 $        674.0 $        798.1 $        800.7 $        827.7 $        861.9 Total Debt $ 2,691.3 $      2,613.0 $    2,729.8 $    2,394.4 $    2,238.0 $     2,403.9 $     3,631.8 $     4,218.3 Net Leasing PP&E (Avg Yr/Yr) $ 4,203.5 $     4,427.8 $    4,624.4 $    4,832.0 $    5,434.1 $     5,883.0 $     6,377.0 $     7,071.0 Restricted Cash (Avg Yr/Yr) $     231.8 $        242.0 $        247.7 $        215.3 $        187.0 $        186.6 $        183.3 $        142.6 Less: Deferred Income Balance (Avg Yr/Yr) $   (488.9) $       (498.0) $      (553.5) $      (615.6) $      (736.1) $       (799.4) $       (814.2) $       (844.8) Less: Total Debt (Avg Yr/Yr) ######## $    (2,652.2) $   (2,671.4) $   (2,562.1) $   (2,316.2) $   (2,321.0) $   (3,017.9) $   (3,925.1) Equity/Cash Contribution Total $ 1,290.5 $     1,519.7 $    1,647.3 $    1,869.6 $    2,568.8 $     2,949.2 $     2,728.2 $     2,443.7 Cash on Cash Return 14.6% 15.7% 16.1% 17.9% 13.4% 13.1% 12.7% 14.0% Cash on Cash Return is a non‐GAAP measure that is derived from amounts included in our GAAP financial statements. We define Cash on Cash Return as a ratio for which (i) the numerator is Economic Profit, a non‐GAAP measure that has been defined on slide 42 andreconciledinthetable above, and (ii) the denominator is calculated by taking the sum of the average net book value (net of deferred profit) of the Leasing Group’s Plant, Property & Equipment and Restricted Cash balances less the Leasing Group’s average Debt balances. Management believes that Cash on Cash Return is a useful measure to both management and investors in their analysis of investments for the Company’s leasing business. Non‐GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. 44

Footnotes Slide 4 –Trinity Industries, Inc. Overview (1) Shares outstanding as of July 18, 2019 –presented on the face of the second quarter Form 10‐Q (2) Intersegment Revenues are eliminated  (3) FY 2017 EPS excludes a $3.06 non‐cash benefit related to the effects of the Tax Cuts and Jobs Act (4) FY 2019 projections (“2019(P)”) represent management’s estimates as of 7/25/19. Any forward‐looking statements made by the Company speak  only as of the date on which they are made. Except as required by federal securities law, the Company is under no obligation to, and expressly  disclaims any obligation to, update or alter its forward‐looking statements, whether as a result of new information, subsequent events or  otherwise.  Slide 7 –A Legacy of Evolutionary Growth and Focus on the Future Timeline references solely indicate current entities of Trinity Industries consisting of rail‐related businesses, and the highway and logistics businesses Slide 9 – Strategic Objectives to Improve Returns and Unlock Shareholder Value (1) The Company utilizes a Pre‐tax Return on Equity (ROE) metric to evaluate financial performance; the definition of Pre‐tax ROE is provided on slide 43 Slide 12 – Railcars are an Attractive Long‐term Investment in an Undervalued Asset Class https://www.aar.org/wp‐content/uploads/2019/02/AAR‐Sustainability‐Fact‐Sheet‐2019.pdf Slide 13 ‐ Rail Transportation is an Integral Component of the North American Industrial Supply Chain (1) FTR Associates 9/17/2018 (2) Company Annual Reports and Bloomberg, 9/17/18 (3) Umler®, January 2018 report; The Umler® system is an electronic resource that contains critical data for North American transportation  equipment. Originally created in 1968, Umler maintains data for more than two million pieces of equipment used in rail, steamship and highway  service (4) AAR Economic Impact  (5) http://www.grainnet.com/article/140832/importance‐of‐rail‐for‐moving‐grain‐to‐mexico (6) http://automotivelogistics.media/news/in‐depth‐analysis‐strong‐logistics‐and‐supply‐base‐central‐to‐fords‐new‐mexico‐plant (7) https://apps.neb‐one.gc.ca/CommodityStatistics/ExportVolumeByTransportModeSummary.aspx?commodityCode=PR Slide 14 –The Railcar Industry Spans Five Commercial End Markets (1) All statistics cited on this slide: 2016 STB Waybill Sample – reflects vast majority of commodity types (2) Umler® North American fleet ownership data Slide 15 –The Ownership Landscape  for Railcars is Changing Umler ® North American fleet ownership data 45

Footnotes (continued) Slide 19 –Trinity’s Integrated Rail Platform Delivers to the Needs of Each Customer Channel Umler ® North American fleet ownership data Slide 21‐ Solid Financial Performance with Multiple Sources of Revenue (1) Leasing and Management Operating Profit Margin calculated using only revenues and profit from Leasing Operations including Partially Owned  Subsidiaries and excluding Car Sales (2) FY 2019 projections (“2019(P)”) represent management’s estimates as of 7/25/19. Any forward‐looking statements made by the Company speak  only as of the date on which they are made. Except as required by federal securities law, the Company is under no obligation to, and expressly  disclaims any obligation to, update or alter its forward‐looking statements, whether as a result of new information, subsequent events or  otherwise.  Slide 26 –Elevating our Financial Performance through the Railcar Cycle (1) Intersegment Revenues are eliminated and Group revenues were not recast prior to 2016 following the Company’s spin‐off of Arcosa, Inc. (2) FY 2019 projections (“2019(P)”) represent managements estimates as of 7/25/19. Any forward‐looking statements made by the Company speak  only as of the date on which they are made. Except as required by federal securities law, the Company is under no obligation to, and expressly  disclaims any obligation to, update or alter its forward‐looking statements, whether as a result of new information, subsequent events or  otherwise.  Slide 32 –Improving Company Outlook for FY 2019 (1) Total proceeds from sales of leased railcars of $350mm to $510mm includes the effect of approximately $160mm of sales‐type leases for a  specific customer. Slide 33 – Balance Sheet Positioned for Deployment of Capital (1)  Shares outstanding as of July 18, 2019 –presented on the face of the second quarter Form 10‐Q Slide 35 –Strong Progress on Near Term Strategic Financial Priorities (1) FY 2019 projections (“2019(P)”) represent management’s estimates as of 7/25/19. Any forward‐looking statements made by the Company speak  only as of the date on which they are made. Except as required by federal securities law, the Company is under no obligation to, and expressly  disclaims any obligation to, update or alter its forward‐looking statements, whether as a result of new information, subsequent events or  otherwise.  Slide 36 – Commitment to Environmental, Social, and Governance Practices https://www.aar.org/wp‐content/uploads/2019/02/AAR‐Sustainability‐Fact‐Sheet‐2019.pdf 46